Exhibit 99.1

Old National Bancorp Reports Record Third Quarter 2026 Results
Evansville, Ind. (October 21, 2026)

Old National Bancorp (NASDAQ: ONB) reports 3Q26 net income applicable to common shares of $250.0 million, diluted EPS of $0.66; $249.7 million and $0.66 on an adjusted[1] basis, respectively.
CEO COMMENTARY:

"With our strong 3rd quarter results, highlighted by record net income, a record efficiency ratio, and growth in both deposits and loans, Old National continues to demonstrate the strength and consistency of our operating model," said Chairman and CEO Jim Ryan. "Our disciplined focus on fundamentals continues to drive profitable growth, positive operating leverage, and meaningful value creation for our shareholders. As we look ahead, we remain very well positioned to build on this momentum and capitalize on opportunities across our growing franchise."
THIRD QUARTER HIGHLIGHTS2:

Net Income	•Record net income applicable to common shares of $250.0 million; adjusted net income applicable to common shares[1] of $249.7 million
•Earnings per diluted common share ("EPS") of $0.66; record adjusted EPS[1] of $0.66

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $592.0 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.52%, down 2 basis points ("bps")

Operating Performance	•Pre-provision net revenue[1] ("PPNR") of $365.0 million; adjusted PPNR[1] of $364.8 million
•Noninterest expense of $355.4 million; adjusted noninterest expense[1] of $354.7 million
•Record efficiency ratio[1] of 46.1%; record adjusted efficiency ratio[1] of 44.9%

Deposits and Funding	•Period-end total deposits of $57.6 billion, up 10.6% annualized
•Granular low-cost deposit franchise; total deposit costs of 179 bps, up 8 bps; interest-bearing deposit costs of 231 bps, up 8 bps

Loans and Credit Quality	•End-of-period total loans[3] of $51.2 billion, up $362.3 million or 2.9% annualized
•Provision for credit losses[4] ("provision") of $33.6 million
•Net charge-offs of $34.1 million, or 27 bps of average loans; 24 bps of average loans excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.25% and nonaccrual loans of 0.92% of total loans

Return Profile & Capital
•Return on average tangible common equity[1] ("ROATCE") of 19.6%; adjusted ROATCE[1] of 19.6%
•Preliminary regulatory Tier 1 common equity to risk-weighted assets of 11.11%, up 2 bps
•Repurchased $100 million, or 3.9 million shares, of common stock during the quarter

Notable Items	•$0.9 million of pre-tax pension gain[5] •$0.7 million of pre-tax merger-related charges
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale 4 Includes the provision for unfunded commitments 5 Includes a gain associated with the settlement of the Bremer pension plan

RESULTS OF OPERATIONS2
Old National Bancorp reported record third quarter 2026 net income applicable to common shares of $250.0 million, or $0.66 per diluted common share.
Included in third quarter results was a $0.9 million pre-tax gain associated with the settlement of the Bremer pension plan and pre-tax charges of $0.7 million for merger-related expenses. Excluding these items and realized debt securities gains from the current quarter net of tax, adjusted net income1 was $249.7 million, or $0.66 per diluted common share.
DEPOSITS AND FUNDING
Increases in business and public funds.
•Period-end total deposits were $57.6 billion, up 10.6% annualized.
•On average, total deposits for the third quarter were $56.9 billion, an increase of $1.3 billion.
•Granular low-cost deposit franchise; total deposit costs of 179 bps, up 8 bps.
•A loan to deposit ratio of 89%, combined with existing funding sources, provides strong liquidity.
LOANS
Loan growth driven by high quality commercial loan production.
•Period-end total loans3 were $51.2 billion, up $362.3 million or 2.9% annualized, including commercial and industrial growth of $148.0 million, as well as commercial real estate growth of $157.3 million.
•Period-end commercial pipeline totaled $4.4 billion, down 20% from record levels at the end of the second quarter and up 6% from a year ago.
•Average total loans in the third quarter were $51.1 billion, up 7.8% annualized.
CREDIT QUALITY
Credit quality remains stable.
•Provision4 expense was $33.6 million compared to $36.2 million.
•Net charge-offs were $34.1 million, or 27 bps of average loans, compared to 26 bps.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 24 bps compared to 22 bps.
•30+ day delinquencies as a percentage of loans were 0.25% compared to 0.29%.
•Nonaccrual loans as a percentage of total loans were 0.92% compared to 0.91%.
•The allowance for credit losses, including the allowance for credit losses on unfunded loan commitments, stood at $611.5 million, or 1.20% of total loans, compared to $612.0 million, or 1.21% of total loans.
NET INTEREST INCOME AND MARGIN
Earning asset growth and favorable rate/volume mix more than offset higher deposit costs.
•Net interest income on a fully taxable equivalent basis1 increased to $592.0 million compared to $586.5 million, driven by high quality loan and deposit growth, partly offset by core deposit pricing and funding mix.
•Net interest margin on a fully taxable equivalent basis1 decreased 2 bps to 3.52%.
•Cost of total deposits was 1.79%, increasing 8 bps and the cost of total interest-bearing deposits increased 8 bps to 2.31%.
NONINTEREST INCOME
Bank and wealth fees remained resilient as other income normalized from elevated second quarter levels.
•Total noninterest income was $128.4 million compared to $153.6 million, or $127.5 million compared to $140.4 million excluding pre-tax gains associated with the settlement of the Bremer pension plan.
•Excluding the pension plan gains5 and realized debt securities gains, noninterest income was down 9.1% driven by approximately $10 million of elevated other income in the second quarter of 2026 due to market value adjustments, higher company-owned life insurance income and an asset recovery.
NONINTEREST EXPENSE
Disciplined expense management drives record adjusted efficiency ratio.
•Noninterest expense was $355.4 million and included $0.7 million of merger-related charges.
•Excluding merger related charges, adjusted noninterest expense1 decreased to $354.7 million, compared to $360.1 million.
•The efficiency ratio1 was a record at 46.1%, while the adjusted efficiency ratio1 was a record at 44.9% compared to 47.0% and 45.2%, respectively.

INCOME TAXES
•Income tax expense was $69.8 million, resulting in an effective tax rate of 21.6% compared to 21.8%. On an adjusted fully taxable equivalent ("FTE") basis1, the effective tax rate was 23.4% compared to 23.0%.
•Income tax expense included $9.5 million of tax credit benefit compared to $9.9 million.
CAPITAL
CET1 held at 11.11% while funding earning asset growth and returning $155 million to shareholders.
•Preliminary total risk-based capital down 6 bps to 13.59% and preliminary regulatory Tier 1 capital up 1 bps to 11.54%, as growth in loans and share repurchases is partly offset by strong retained earnings.
•Tangible common equity to tangible assets was 7.28% compared to 7.68%, driven by the $391 million impact of rates on other comprehensive income.
•The Company repurchased $100 million of common stock and paid $55 million of quarterly common stock cash dividends during the quarter resulting in a combined payout ratio of 62%.
CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Wednesday, October 21, 2026, to review third quarter financial results. To listen to the live conference call, dial U.S./International (833) 461-5787, meeting ID 244 307 806. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations website at oldnational.com and the webcast replay will be available approximately two hours after completion of the call until midnight ET on October 21, 2027.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. As the sixth largest commercial bank headquartered in the Midwest, Old National proudly serves clients primarily in the Midwest and Southeast. With approximately $74 billion of assets and $41 billion of assets under management, Old National ranks among the top 25 banking companies headquartered in the United States. Tracing our roots to 1834, Old National focuses on building long-term, highly valued partnerships with clients while also strengthening and supporting the communities we serve. In addition to providing extensive services in consumer and commercial banking, Old National offers comprehensive wealth management and capital markets services. For more information and financial data, please visit Investor Relations at oldnational.com. In 2026, Points of Light named Old National one of "The Civic 50" for the third consecutive year – an honor recognizing the 50 most community-minded companies in the United States – and also named Old National the Financials Sector Leader among nominated banks and financial services organizations.
USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, pre-provision net revenue and net income applicable to common shares, all adjusted for certain notable items. These items include a pension plan gain/loss, merger-related charges associated with completed and pending acquisitions, realized debt securities gains/losses, distribution of excess pension assets expense, FDIC special assessment expense, and CECL Day 1 non-PCD provision expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes adjusted pre-provision net revenues may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, distribution of excess pension assets expense, and FDIC special assessment expense, as well as adjusted noninterest income, which excludes a pension plan gain/loss and realized debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.
In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This earnings release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives, and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this earnings release; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the SEC. These forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this earnings release. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC.

CONTACTS:
Media: Scott Reinhard	Investors: Lynell Durchholz
(612) 716-0304	(812) 464-1366
Scott.Reinhard@oldnational.com	Lynell.Durchholz@oldnational.com

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Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Income Statement
Net interest income	$584,287	$578,988	$572,573	$580,832	$574,609	$1,735,848	$1,477,042
FTE adjustment[1,3]	7,667	7,510	7,849	8,013	7,975	23,026	20,398
Net interest income - tax equivalent basis[3]	591,954	586,498	580,422	588,845	582,584	1,758,874	1,497,440
Provision for credit losses	33,580	36,206	34,946	32,745	26,738	104,732	164,976
Noninterest income	128,446	153,564	122,346	109,759	130,461	404,356	356,772
Noninterest expense	355,380	372,161	364,704	386,320	445,734	1,092,245	1,098,971
Net income applicable to common shareholders	249,960	249,381	229,638	212,589	178,533	$728,979	440,533
Per Common Share Data
Weighted average diluted shares	380,900	383,273	388,054	389,550	390,496	384,156	357,278
EPS, diluted	$0.66	$0.65	$0.59	$0.55	$0.46	$1.90	$1.23
Cash dividends	0.145	0.145	0.145	0.140	0.140	0.44	0.42
Dividend payout ratio[2]	22%	22%	25%	25%	30%	23%	34%
Book value	$21.26	$21.80	$21.40	$21.17	$20.64	$21.26	$20.64
Stock price	24.64	25.90	22.10	22.31	21.95	24.64	21.95
Tangible book value[3]	13.77	14.32	13.93	13.71	13.15	13.77	13.15
Performance Ratios
ROAA	1.37%	1.38%	1.29%	1.21%	1.03%	1.35%	0.95%
ROAE	12.0%	12.1%	11.1%	10.4%	9.0%	11.7%	8.3%
ROATCE[3]	19.6%	19.8%	18.4%	17.8%	15.9%	19.3%	14.3%
NIM (FTE)[3]	3.52%	3.54%	3.55%	3.65%	3.64%	3.53%	3.50%
Efficiency ratio[3]	46.1%	47.0%	48.3%	51.6%	58.8%	47.1%	56.4%
NCOs to average loans	0.27%	0.26%	0.26%	0.27%	0.25%	0.26%	0.24%
ACL on loans to EOP loans	1.13%	1.14%	1.15%	1.17%	1.19%	1.13%	1.19%
ACL[4] to EOP loans	1.20%	1.21%	1.22%	1.24%	1.26%	1.20%	1.26%
Nonaccrual loans to EOP loans	0.92%	0.91%	1.03%	1.07%	1.23%	0.92%	1.23%
Balance Sheet (EOP)
Total loans	$51,148,063	$50,772,584	$49,731,844	$48,764,162	$47,967,915	$51,148,063	$47,967,915
Total assets	74,423,980	74,189,417	73,002,651	72,151,967	71,210,162	74,423,980	71,210,162
Total deposits	57,639,107	56,146,770	55,672,472	55,088,195	55,006,184	57,639,107	55,006,184
Total borrowed funds	7,134,231	8,423,983	7,823,198	7,451,367	6,766,381	7,134,231	6,766,381
Total shareholders' equity	8,295,211	8,583,843	8,510,653	8,494,788	8,309,271	8,295,211	8,309,271
Capital Ratios[3]
Risk-based capital ratios (EOP):
Tier 1 common equity	11.11%	11.09%	11.11%	11.08%	11.02%	11.11%	11.02%
Tier 1 capital	11.54%	11.53%	11.56%	11.53%	11.49%	11.54%	11.49%
Total capital	13.59%	13.65%	13.71%	12.85%	12.78%	13.59%	12.78%
Leverage ratio (average assets)	8.98%	8.95%	8.93%	8.90%	8.72%	8.98%	8.72%
Equity to assets (averages)	11.52%	11.61%	11.79%	11.73%	11.48%	11.64%	11.59%
TCE to TA	7.28%	7.68%	7.67%	7.72%	7.53%	7.28%	7.53%
Nonfinancial Data
Full-time equivalent employees	4,894	4,914	4,948	4,971	5,243	4,894	5,243
Banking centers	346	346	346	346	351	346	351
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.
[4] Includes the allowance for credit losses on loans and unfunded loan commitments.

September 30, 2026 capital ratios are preliminary.
FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity NCOs - Net Charge-offs ACL - Allowance for Credit Losses EOP - End of period actual balances TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Interest income	$916,830	$894,391	$877,391	$897,301	$917,192	$2,688,612	$2,372,552
Less: interest expense	332,543	315,403	304,818	316,469	342,583	952,764	895,510
Net interest income	584,287	578,988	572,573	580,832	574,609	1,735,848	1,477,042
Provision for credit losses	33,580	36,206	34,946	32,745	26,738	104,732	164,976
Net interest income after provision for credit losses	550,707	542,782	537,627	548,087	547,871	1,631,116	1,312,066
Wealth and investment services fees	42,244	42,098	39,715	39,012	39,684	124,057	105,149
Service charges on deposit accounts	29,187	28,009	26,937	27,516	27,856	84,133	72,890
Debit card and ATM fees	13,325	13,092	12,038	13,178	13,197	38,455	36,110
Mortgage banking revenue	8,966	11,163	9,554	11,053	10,442	29,683	27,353
Capital markets income	12,348	12,329	11,016	13,080	12,629	35,693	24,249
Company-owned life insurance	7,326	8,531	7,561	7,099	7,565	23,418	19,571
Other income	15,045	38,376	15,450	(1,252)	19,081	68,871	71,560
Debt securities gains (losses), net	5	(34)	75	73	7	46	(110)
Total noninterest income	128,446	153,564	122,346	109,759	130,461	404,356	356,772
Salaries and employee benefits	180,018	184,765	184,073	187,251	211,345	548,856	561,762
Occupancy	34,784	33,452	36,995	35,243	34,442	105,231	93,927
Equipment	11,326	11,077	12,075	14,184	12,703	34,478	34,170
Marketing	16,462	15,601	16,434	14,418	15,093	48,497	40,792
Technology	27,529	29,630	29,025	30,882	36,122	86,184	89,594
Communication	6,323	6,130	6,196	6,726	7,742	18,649	16,890
Professional fees	12,260	10,735	12,356	18,454	13,598	35,351	43,448
FDIC assessment	13,243	13,592	13,756	11,190	14,095	40,591	37,204
Amortization of intangibles	23,331	23,992	25,623	26,016	26,184	72,946	52,644
Amortization of tax credit investments	8,131	7,807	7,111	9,822	7,057	23,049	16,296
Other expense	21,973	35,380	21,060	32,134	67,353	78,413	112,244
Total noninterest expense	355,380	372,161	364,704	386,320	445,734	1,092,245	1,098,971
Income before income taxes	323,773	324,185	295,269	271,526	232,598	943,227	569,867
Income tax expense	69,779	70,771	61,597	54,903	50,031	202,147	117,233
Net income	$253,994	$253,414	$233,672	$216,623	$182,567	$741,080	$452,634
Preferred dividends	(4,034)	(4,033)	(4,034)	(4,034)	(4,034)	(12,101)	(12,101)
Net income applicable to common shares	$249,960	$249,381	$229,638	$212,589	$178,533	$728,979	$440,533

EPS, diluted	$0.66	$0.65	$0.59	$0.55	$0.46	$1.90	$1.23
Weighted Average Common Shares Outstanding
Basic	379,250	381,864	385,849	387,862	389,038	382,297	355,307
Diluted	380,900	383,273	388,054	389,550	390,496	384,156	357,278
Common shares outstanding (EOP)	378,639	382,537	386,315	389,662	390,768	378,639	390,768

End of Period Balance Sheet (unaudited)
($ in thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Assets
Cash and due from banks	$507,214	$588,654	$537,322	$591,645	$491,910
Money market and other interest-earning investments	1,171,814	1,179,526	1,216,826	1,234,532	1,190,707
Investments:
Treasury and government-sponsored agencies	2,312,713	2,358,509	2,371,903	2,427,371	2,402,375
Mortgage-backed securities	10,275,345	10,460,468	10,295,623	10,078,358	10,117,015
States and political subdivisions	1,393,309	1,442,703	1,454,444	1,570,888	1,579,802
Other securities	814,729	821,719	814,990	825,761	849,911
Total investments	14,796,096	15,083,399	14,936,960	14,902,378	14,949,103
Loans held-for-sale, at fair value	30,456	43,608	56,128	52,911	80,341
Loans:
Commercial	16,260,724	16,112,685	15,617,656	14,983,861	14,506,375
Commercial real estate	22,692,502	22,535,229	22,192,900	22,050,007	22,083,734
Residential real estate	8,770,515	8,760,832	8,621,409	8,467,496	8,190,127
Consumer	3,424,322	3,363,838	3,299,879	3,262,798	3,187,679
Total loans	51,148,063	50,772,584	49,731,844	48,764,162	47,967,915
Allowance for credit losses on loans	(579,658)	(580,511)	(574,358)	(569,520)	(572,178)
Premises and equipment, net	674,192	682,065	690,400	690,824	691,950
Goodwill and other intangible assets	2,839,096	2,862,427	2,886,419	2,907,986	2,926,960
Company-owned life insurance	1,058,220	1,053,333	1,054,824	1,051,009	1,044,780
Accrued interest receivable and other assets	2,778,487	2,504,332	2,466,286	2,526,040	2,438,674
Total assets	$74,423,980	$74,189,417	$73,002,651	$72,151,967	$71,210,162

Liabilities and Equity
Noninterest-bearing demand deposits	$12,847,561	$12,665,278	$12,927,096	$13,247,483	$12,691,658
Interest-bearing:
Checking and NOW accounts	11,177,144	11,129,286	10,969,731	10,740,919	11,162,121
Savings accounts	4,812,222	4,924,639	4,985,949	4,909,138	4,958,555
Money market accounts	17,949,816	16,936,441	16,871,237	16,529,631	17,032,446
Time deposits	10,852,364	10,491,126	9,918,459	9,661,024	9,161,404
Total deposits	57,639,107	56,146,770	55,672,472	55,088,195	55,006,184

Federal funds purchased and interbank borrowings	484	250,389	200,583	100,197	1
Securities sold under agreements to repurchase	240,698	265,301	264,518	261,366	277,594
Federal Home Loan Bank advances	5,484,611	6,520,296	6,026,801	6,237,375	5,663,361
Other borrowings	1,408,438	1,387,997	1,331,296	852,429	825,425
Total borrowed funds	7,134,231	8,423,983	7,823,198	7,451,367	6,766,381
Accrued expenses and other liabilities	1,355,431	1,034,821	996,328	1,117,617	1,128,326
Total liabilities	66,128,769	65,605,574	64,491,998	63,657,179	62,900,891
Preferred stock, common stock, surplus, and retained earnings	9,244,597	9,141,984	9,053,907	8,973,459	8,833,662
Accumulated other comprehensive income (loss), net of tax	(949,386)	(558,141)	(543,254)	(478,671)	(524,391)
Total shareholders' equity	8,295,211	8,583,843	8,510,653	8,494,788	8,309,271
Total liabilities and shareholders' equity	$74,423,980	$74,189,417	$73,002,651	$72,151,967	$71,210,162

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	September 30, 2026			June 30, 2026			September 30, 2025
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,170,557	$10,979	3.72%	$1,212,043	$11,121	3.68%	$1,159,564	$12,207	4.18%
Investments:
Treasury and government-sponsored agencies	2,358,480	19,370	3.29%	2,349,871	18,993	3.23%	2,391,564	20,721	3.47%
Mortgage-backed securities	10,479,035	114,368	4.37%	10,428,343	111,157	4.26%	9,854,107	105,596	4.29%
States and political subdivisions	1,417,175	11,844	3.34%	1,450,389	12,017	3.31%	1,577,384	13,109	3.32%
Other securities	824,408	12,488	6.06%	828,774	12,395	5.98%	874,728	16,265	7.44%
Total investments	15,079,098	158,070	4.19%	15,057,377	154,562	4.11%	14,697,783	155,691	4.24%
Loans:[2]
Commercial	16,207,022	248,740	6.14%	15,792,290	238,663	6.05%	14,722,785	249,569	6.78%
Commercial real estate	22,660,192	346,840	6.12%	22,234,235	339,925	6.12%	21,999,016	356,014	6.47%
Residential real estate loans	8,800,325	104,378	4.74%	8,722,341	103,162	4.73%	8,287,155	95,129	4.59%
Consumer	3,383,853	55,490	6.51%	3,323,663	54,468	6.57%	3,166,508	56,557	7.09%
Total loans	51,051,392	755,448	5.92%	50,072,529	736,218	5.88%	48,175,464	757,269	6.28%

Total earning assets	$67,301,047	$924,497	5.49%	$66,341,949	$901,901	5.44%	$64,032,811	$925,167	5.78%

Less: Allowance for credit losses on loans	(592,670)			(580,550)			(566,102)

Non-earning Assets:
Cash and due from banks	$526,400			$545,346			$492,415
Other assets	7,040,733			6,991,436			7,177,663

Total assets	$74,275,510			$73,298,181			$71,136,787

Interest-Bearing Liabilities:
Checking and NOW accounts	$11,217,310	$52,484	1.86%	$11,106,289	$47,349	1.71%	$10,807,113	$52,301	1.92%
Savings accounts	4,878,272	3,071	0.25%	4,950,785	3,032	0.25%	5,009,293	3,866	0.31%
Money market accounts	17,085,773	104,643	2.43%	16,485,000	99,903	2.43%	17,007,426	125,717	2.93%
Time deposits	10,831,986	96,449	3.53%	10,145,661	87,220	3.45%	9,337,597	90,717	3.85%
Total interest-bearing deposits	44,013,341	256,647	2.31%	42,687,735	237,504	2.23%	42,161,429	272,601	2.57%

Federal funds purchased and interbank borrowings	9,668	90	3.69%	42,228	391	3.71%	157,192	1,816	4.58%
Securities sold under agreements to repurchase	258,721	577	0.88%	257,217	561	0.87%	289,323	731	1.00%
Federal Home Loan Bank advances	6,068,074	59,292	3.88%	6,561,147	61,744	3.77%	5,552,780	57,143	4.08%
Other borrowings	1,449,183	15,937	4.36%	1,360,976	15,203	4.48%	871,996	10,292	4.68%
Total borrowed funds	7,785,646	75,896	3.87%	8,221,568	77,899	3.80%	6,871,291	69,982	4.04%

Total interest-bearing liabilities	$51,798,987	$332,543	2.55%	$50,909,303	$315,403	2.48%	$49,032,720	$342,583	2.77%

Noninterest-Bearing Liabilities and Shareholders' Equity:
Demand deposits	$12,837,453			$12,860,401			$12,731,654
Other liabilities	1,083,626			1,020,272			1,203,838
Shareholders' equity	8,555,444			8,508,205			8,168,575

Total liabilities and shareholders' equity	$74,275,510			$73,298,181			$71,136,787

Net interest rate spread			2.94%			2.96%			3.01%

Net interest margin (GAAP)			3.47%			3.49%			3.59%

Net interest margin (FTE)[3]			3.52%			3.54%			3.64%

FTE adjustment		$7,667			$7,510			$7,975

[1] Interest income is reflected on a FTE basis.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2026			September 30, 2025
	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,199,047	$33,044	3.68%	$1,126,460	$35,813	4.25%
Investments:
Treasury and government-sponsored agencies	2,375,485	57,484	3.23%	2,369,307	61,560	3.46%
Mortgage-backed securities	10,392,449	332,990	4.27%	8,249,480	247,853	4.01%
States and political subdivisions	1,463,885	36,402	3.32%	1,594,912	39,753	3.32%
Other securities	830,985	38,260	6.14%	872,430	42,547	6.50%
Total investments	$15,062,804	$465,136	4.12%	$13,086,129	$391,713	3.99%
Loans:[2]
Commercial	15,771,532	720,843	6.09%	12,803,059	634,610	6.61%
Commercial real estate	22,319,323	1,022,713	6.11%	19,432,867	918,371	6.30%
Residential real estate loans	8,686,561	306,493	4.70%	7,636,955	251,629	4.39%
Consumer	3,326,422	163,409	6.57%	3,030,102	160,814	7.10%
Total loans	50,103,838	2,213,458	5.89%	42,902,983	1,965,424	6.11%

Total earning assets	$66,365,689	$2,711,638	5.45%	$57,115,572	$2,392,950	5.59%

Less: Allowance for credit losses on loans	(582,180)			(457,192)

Non-earning Assets:
Cash and due from banks	$540,143			$430,891
Other assets	7,025,532			6,331,698

Total assets	$73,349,184			$63,420,969

Interest-Bearing Liabilities:
Checking and NOW accounts	$11,097,532	$146,128	1.76%	$9,512,075	$123,627	1.74%
Savings accounts	4,916,410	9,114	0.25%	4,891,083	11,251	0.31%
Money market accounts	16,706,478	304,502	2.44%	14,697,398	328,533	2.99%
Time deposits	10,246,260	267,738	3.49%	8,215,063	239,773	3.90%
Total interest-bearing deposits	42,966,680	727,482	2.26%	37,315,619	703,184	2.52%

Federal funds purchased and interbank borrowings	18,532	504	3.64%	131,341	4,394	4.47%
Securities sold under agreements to repurchase	258,927	1,732	0.89%	286,137	1,918	0.90%
Federal Home Loan Bank advances	6,310,172	179,088	3.79%	5,355,597	158,081	3.95%
Other borrowings	1,328,586	43,958	4.42%	792,708	27,933	4.71%
Total borrowed funds	7,916,217	225,282	3.80%	6,565,783	192,326	3.92%

Total interest-bearing liabilities	50,882,897	952,764	2.50%	43,881,402	895,510	2.73%

Noninterest-Bearing Liabilities and Shareholders' Equity:
Demand deposits	$12,862,492			$11,145,709
Other liabilities	1,067,798			1,041,715
Shareholders' equity	8,535,997			7,352,143

Total liabilities and shareholders' equity	$73,349,184			$63,420,969

Net interest rate spread			2.95%			2.86%

Net interest margin (GAAP)			3.49%			3.45%

Net interest margin (FTE)[3]			3.53%			3.50%

FTE adjustment		$23,026			$20,398

[1] Interest income is reflected on a FTE.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Allowance for credit losses:
Beginning allowance for credit losses on loans	$580,511	$574,358	$569,520	$572,178	$565,109	$569,520	$392,522
Allowance established for acquired PCD loans	—	—	—	—	13,104	—	103,546
Provision for credit losses on loans	33,237	38,400	36,854	29,450	24,003	108,491	154,292
Gross charge-offs	(48,275)	(41,540)	(37,307)	(35,131)	(35,402)	(127,122)	(89,896)
Gross recoveries	14,185	9,293	5,291	3,023	5,364	28,769	11,714
NCOs	(34,090)	(32,247)	(32,016)	(32,108)	(30,038)	(98,353)	(78,182)
Ending allowance for credit losses on loans	$579,658	$580,511	$574,358	$569,520	$572,178	$579,658	$572,178
Beginning allowance for credit losses on unfunded commitments	$31,531	$33,725	$35,633	$32,338	$29,603	$35,633	$21,654
Provision (release) for credit losses on unfunded commitments	343	(2,194)	(1,908)	3,295	2,735	(3,759)	10,684
Ending allowance for credit losses on unfunded commitments	$31,874	$31,531	$33,725	$35,633	$32,338	$31,874	$32,338
Allowance for credit losses	$611,532	$612,042	$608,083	$605,153	$604,516	$611,532	$604,516
Provision for credit losses on loans	$33,237	$38,400	$36,854	$29,450	$24,003	$108,491	$154,292
Provision (release) for credit losses on unfunded commitments	343	(2,194)	(1,908)	3,295	2,735	(3,759)	10,684
Provision for credit losses	$33,580	$36,206	$34,946	$32,745	$26,738	$104,732	$164,976
NCOs / average loans[1]	0.27%	0.26%	0.26%	0.27%	0.25%	0.26%	0.24%
Average loans[1]	$51,040,909	$50,062,552	$49,157,096	$48,199,086	$48,153,186	$50,093,753	$42,881,049
EOP loans[1]	51,148,063	50,772,584	49,731,844	48,764,162	47,967,915	51,148,063	47,967,915
ACL on loans / EOP loans[1]	1.13%	1.14%	1.15%	1.17%	1.19%	1.13%	1.19%
ACL / EOP loans[1]	1.20%	1.21%	1.22%	1.24%	1.26%	1.20%	1.26%
Underperforming Assets:
Loans 90 days and over (still accruing)	$4,079	$6,832	$4,407	$2,691	$1,525	$4,079	$1,525
Nonaccrual loans	470,196	461,702	511,959	521,245	590,820	470,196	590,820
Foreclosed assets	2,885	3,374	5,786	6,235	6,325	2,885	6,325
Total underperforming assets	$477,160	$471,908	$522,152	$530,171	$598,670	$477,160	$598,670
Classified and Criticized Assets:
Nonaccrual loans	$470,196	$461,702	$511,959	$521,245	$590,820	$470,196	$590,820
Substandard loans (still accruing)	1,737,688	1,918,721	1,881,374	1,759,221	1,881,294	1,737,688	1,881,294
Loans 90 days and over (still accruing)	4,079	6,832	4,407	2,691	1,525	4,079	1,525
Total classified loans - "problem loans"	2,211,963	2,387,255	2,397,740	2,283,157	2,473,639	2,211,963	2,473,639
Other classified assets	6,861	7,960	20,620	20,616	35,373	6,861	35,373
Special Mention	608,806	705,154	804,028	805,901	893,109	608,806	893,109
Total classified and criticized assets	$2,827,630	$3,100,369	$3,222,388	$3,109,674	$3,402,121	$2,827,630	$3,402,121
Loans 30-89 days past due (still accruing)	$126,202	$140,428	$114,038	$105,632	$83,030	$126,202	$83,030
Nonaccrual loans / EOP loans[1]	0.92%	0.91%	1.03%	1.07%	1.23%	0.92%	1.23%
ACL / nonaccrual loans	130%	133%	119%	116%	102%	130%	102%
Under-performing assets/EOP loans[1]	0.93%	0.93%	1.05%	1.09%	1.25%	0.93%	1.25%
Under-performing assets/EOP assets	0.64%	0.64%	0.72%	0.73%	0.84%	0.64%	0.84%
30+ day delinquencies/EOP loans[1]	0.25%	0.29%	0.24%	0.22%	0.18%	0.25%	0.18%

[1] Excludes loans held-for-sale.

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Earnings Per Share:
Net income applicable to common shares	$249,960	$249,381	$229,638	$212,589	$178,533	$728,979	$440,533
Adjustments:
Pension plan loss (gain)	(893)	(13,240)	—	15,878	—	(14,133)	(21,001)
Tax effect[1]	160	2,890	—	(3,814)	—	3,050	5,778
Pension plan loss (gain), net	(733)	(10,350)	—	12,064	—	(11,083)	(15,223)
Merger-related charges	689	12,109	7,323	24,547	69,274	20,121	116,336
Tax effect[1]	(199)	(792)	(1,810)	(5,896)	(16,494)	(2,801)	(28,921)
Merger-related charges, net	490	11,317	5,513	18,651	52,780	17,320	87,415
Debt securities (gains) losses	(5)	34	(75)	(73)	(7)	(46)	110
Tax effect[1]	1	(7)	19	18	2	12	(24)
Debt securities (gains) losses, net	(4)	27	(56)	(55)	(5)	(34)	86
Distribution of excess pension assets	—	—	3,394	—	—	3,394	—
Tax effect[1]	—	—	(839)	—	—	(839)	—
Distribution of excess pension assets, net	—	—	2,555	—	—	2,555	—
FDIC special assessment	—	—	—	(2,994)	—	—	—
Tax effect[1]	—	—	—	719	—	—	—
FDIC special assessment, net	—	—	—	(2,275)	—	—	—
CECL Day 1 non-PCD provision expense	—	—	—	—	—	—	75,604
Tax effect[1]	—	—	—	—	—	—	(20,802)
CECL Day 1 non-PCD provision expense, net	—	—	—	—	—	—	54,802
Total adjustments, net	(247)	994	8,012	28,385	52,775	8,758	127,080
Net income applicable to common shares, adjusted	$249,713	$250,375	$237,650	$240,974	$231,308	$737,737	$567,613
Weighted average diluted common shares outstanding	380,900	383,273	388,054	389,550	390,496	384,156	357,278
EPS, diluted	$0.66	$0.65	$0.59	$0.55	$0.46	$1.90	$1.23
Adjusted EPS, diluted	$0.66	$0.65	$0.61	$0.62	$0.59	$1.92	$1.59
NIM:
Net interest income	$584,287	$578,988	$572,573	$580,832	$574,609	$1,735,848	$1,477,042
Add: FTE adjustment[2]	7,667	7,510	7,849	8,013	7,975	23,026	20,398
Net interest income (FTE)	$591,954	$586,498	$580,422	$588,845	$582,584	$1,758,874	$1,497,440
Average earning assets	$67,301,047	$66,341,949	$65,433,548	$64,456,815	$64,032,811	$66,365,689	$57,115,572
NIM (GAAP)	3.47%	3.49%	3.50%	3.60%	3.59%	3.49%	3.45%
NIM (FTE)	3.52%	3.54%	3.55%	3.65%	3.64%	3.53%	3.50%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
PPNR:
Net interest income (FTE)[2]	$591,954	$586,498	$580,422	$588,845	$582,584	$1,758,874	$1,497,440
Add: Noninterest income	128,446	153,564	122,346	109,759	130,461	404,356	356,772
Total revenue (FTE)	720,400	740,062	702,768	698,604	713,045	2,163,230	1,854,212
Less: Noninterest expense	(355,380)	(372,161)	(364,704)	(386,320)	(445,734)	(1,092,245)	(1,098,971)
PPNR	$365,020	$367,901	$338,064	$312,284	$267,311	$1,070,985	$755,241
Adjustments:
Pension plan loss (gain)	$(893)	$(13,240)	$—	$15,878	$—	$(14,133)	$(21,001)
Debt securities (gains) losses	(5)	34	(75)	(73)	(7)	(46)	110
Noninterest income adjustments	(898)	(13,206)	(75)	15,805	(7)	(14,179)	(20,891)
Adjusted noninterest income	127,548	140,358	122,271	125,564	130,454	390,177	335,881
Adjusted revenue	$719,502	$726,856	$702,693	$714,409	$713,038	$2,149,051	$1,833,321
Adjustments:
Merger-related charges	$689	$12,109	$7,323	$24,547	$69,274	$20,121	$116,336
FDIC Special Assessment	—	—	—	(2,994)	—	—	—
Distribution of excess pension assets	—	—	3,394	—	—	3,394	—
Noninterest expense adjustments	689	12,109	10,717	21,553	69,274	23,515	116,336
Adjusted total noninterest expense	(354,691)	(360,052)	(353,987)	(364,767)	(376,460)	(1,068,730)	(982,635)
Adjusted PPNR	$364,811	$366,804	$348,706	$349,642	$336,578	$1,080,321	$850,686
Efficiency Ratio:
Noninterest expense	$355,380	$372,161	$364,704	$386,320	$445,734	$1,092,245	$1,098,971
Less: Amortization of intangibles	(23,331)	(23,992)	(25,623)	(26,016)	(26,184)	(72,946)	(52,644)
Noninterest expense, excl. amortization of intangibles	332,049	348,169	339,081	360,304	419,550	1,019,299	1,046,327
Less: Amortization of tax credit investments	(8,131)	(7,807)	(7,111)	(9,822)	(7,057)	(23,049)	(16,296)
Less: Noninterest expense adjustments	(689)	(12,109)	(10,717)	(21,553)	(69,274)	(23,515)	(116,336)
Adjusted noninterest expense, excluding amortization	$323,229	$328,253	$321,253	$328,929	$343,219	$972,735	$913,695
Total revenue (FTE)[2]	$720,400	$740,062	$702,768	$698,604	$713,045	$2,163,230	$1,854,212
Less: Debt securities (gains) losses	(5)	34	(75)	(73)	(7)	(46)	110
Less: Pension plan loss (gain)	(893)	(13,240)	—	15,878	—	(14,133)	(21,001)
Total adjusted revenue	$719,502	$726,856	$702,693	$714,409	$713,038	$2,149,051	$1,833,321
Efficiency Ratio	46.1%	47.0%	48.3%	51.6%	58.8%	47.1%	56.4%
Adjusted Efficiency Ratio	44.9%	45.2%	45.7%	46.0%	48.1%	45.3%	49.8%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
ROAE and ROATCE:
Net income applicable to common shares	$249,960	$249,381	$229,638	$212,589	$178,533	$728,979	$440,533
Amortization of intangibles	23,331	23,992	25,623	26,016	26,184	72,946	52,644
Tax effect[1]	(5,833)	(5,998)	(6,406)	(6,504)	(6,546)	(18,237)	(13,161)
Amortization of intangibles, net	17,498	17,994	19,217	19,512	19,638	54,709	39,483
Net income applicable to common shares, excluding intangibles amortization	267,458	267,375	248,855	232,101	198,171	783,688	480,016
Total adjustments, net (see pg.12)	(247)	994	8,012	28,385	52,775	8,758	127,080
Adjusted net income applicable to common shares, excluding intangibles amortization	$267,211	$268,369	$256,867	$260,486	$250,946	$792,446	$607,096
Average shareholders' equity	$8,555,444	$8,508,205	$8,544,220	$8,391,067	$8,168,575	$8,535,997	$7,352,143
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Average shareholders' common equity	$8,311,725	$8,264,486	$8,300,501	$8,147,348	$7,924,856	$8,292,278	$7,108,424
Average goodwill and other intangible assets	(2,850,422)	(2,873,898)	(2,894,824)	(2,919,924)	(2,931,319)	(2,872,886)	(2,633,858)
Average tangible shareholder's common equity	$5,461,303	$5,390,588	$5,405,677	$5,227,424	$4,993,537	$5,419,392	$4,474,566
ROAE	12.0%	12.1%	11.1%	10.4%	9.0%	11.7%	8.3%
ROAE, adjusted	12.0%	12.1%	11.5%	11.8%	11.7%	11.9%	10.6%
ROATCE	19.6%	19.8%	18.4%	17.8%	15.9%	19.3%	14.3%
ROATCE, adjusted	19.6%	19.9%	19.0%	19.9%	20.1%	19.5%	18.1%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Tangible Common Equity:
Shareholders' equity	$8,295,211	$8,583,843	$8,510,653	$8,494,788	$8,309,271
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$8,051,492	$8,340,124	$8,266,934	$8,251,069	$8,065,552
Less: Goodwill and other intangible assets	(2,839,096)	(2,862,427)	(2,886,419)	(2,907,986)	(2,926,960)
Tangible shareholders' common equity	$5,212,396	$5,477,697	$5,380,515	$5,343,083	$5,138,592

Total assets	$74,423,980	$74,189,417	$73,002,651	$72,151,967	$71,210,162
Less: Goodwill and other intangible assets	(2,839,096)	(2,862,427)	(2,886,419)	(2,907,986)	(2,926,960)
Tangible assets	$71,584,884	$71,326,990	$70,116,232	$69,243,981	$68,283,202

Risk-weighted assets[3]	$56,350,807	$55,349,162	$54,283,745	$53,617,620	$52,515,468

Tangible common equity to tangible assets	7.28%	7.68%	7.67%	7.72%	7.53%
Tangible common equity to risk-weighted assets[3]	9.25%	9.90%	9.91%	9.97%	9.78%
Tangible Common Book Value:
Common shares outstanding	378,639	382,537	386,315	389,662	390,768
Tangible common book value	$13.77	$14.32	$13.93	$13.71	$13.15

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[3] September 30, 2026 figures are preliminary.